                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5385

                           SCUDDER VALUE SERIES, INC.
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       11/30/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder-Dreman Mid Cap Value Fund

Annual Report to Shareholders

November 30, 2005

Contents

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Investment Management Agreement Approval

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of mid-cap companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. The fund may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the period ended November 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended November 30, 2005
Actual Fund Return*	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/2/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/05	$ 1,004.00	$ 1,002.00	$ 1,002.00	$ 1,005.00	$ 1,006.00
Expenses Paid per $1,000**	$ 9.33	$ 11.65	$ 11.65	$ 8.18	$ 8.18

* For the period August 2, 2005 (commencement of operations) to November 30, 2005.

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (August 2, 2005), then divided by 365.

Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/05	$ 1,010.98	$ 1,007.47	$ 1,007.47	$ 1,012.73	$ 1,012.43
Expenses Paid per $1,000***	$ 14.17	$ 17.66	$ 17.66	$ 12.41	$ 12.41

*** Expenses (hypothetical expenses if the Fund had been in existence from 6/1/05) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
Scudder-Dreman Mid Cap Value Fund	2.81%	3.51%	3.51%	2.46%	2.46%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder-Dreman Mid Cap Value Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder-Dreman Mid Cap Value Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Dreman Value Management LLC ("DVM"), Aspen, Colorado, is the subadvisor for the fund. DVM was founded in 1997, with predecessor firms dating back to 1977, and currently manages over $14 billion in assets as of November 30, 2005.

Portfolio Management Team

Dreman Value Management, LLC is the subadvisor for the fund.

David N. Dreman

Chairman and Chief Investment Officer of Dreman Value Management, LLC and Co-Lead Portfolio Manager.

Began investment career in 1957.

Mr. Dreman is the founder, and Chairman of Dreman Value Management, LLC and also the firm's Chief Investment Officer. Mr. Dreman founded his first investment firm, Dreman Value Management, Inc., in 1977 and served as its President and then Chairman to 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997.

Leonid B. Shimunov

Co-Lead Portfolio Manager

Began investment career in 1999.

Mr. Shimunov joined Dreman Value Management, LLC in 2003. Mr. Shimunov is a Vice President and Portfolio Manager with the Firm and is a member of the Firm's Investment Policy Committee. Prior to joining the Firm, Mr. Shimunov was an analyst at Morgan Stanley. Mr. Shimunov holds a Bachelor of Science degree in Finance, summa cum laude, from St. John's University.

Nelson Woodard

Co-Lead Portfolio Manager

Began investment career in 1985.

Mr. Woodard rejoined Dreman Value Management, LLC in 2001 after serving as a Managing Director of the Firm from 1997 to 2000. He is currently a Managing Director and Senior Portfolio Manager with the Firm. From 2000 through 2001, Mr. Woodard was Vice President of Asset Allocation and Quantitative Analysis at Prudential Investments. Mr. Woodard received a BA in Mathematics and Economics, MA in Economics and a Ph.D. in Econometrics and Public Finance from the University of Virginia.

In the following interview, Co-Lead Portfolio Managers David N. Dreman and Nelson Woodard discuss the economy, the market environment and performance of Scudder-Dreman Mid Cap Value Fund for the period from the fund's commencement of operations on August 2, 2005 through November 30, 2005.

Q:  How would you describe the economic and market environment over the last year?

A:  The market has behaved in line with our expectations. A year ago, our view was more conservative than most. We anticipated that rising interest rates and concerns about inflation would take a toll on equity returns, and that has been the case, as returns have generally been modest during 2005. The market has also been quite volatile over the last year as investors reacted to economic news that was often confusing.

The broad market, as measured by the Standard &; Poor's 500 (S&;P 500) Index, had a return of 8.44% for the 12-month period ended November 2005.1 However, more than a third of this return was achieved in the month of December 2004; the return of the S&;P 500 Index between January 1 and November 30 of 2005 was just 4.88%. Mid-cap stocks had significantly higher returns than large-cap or small-cap issues: The return of the Russell Midcap Index was 16.25%,2 compared with 9.97% for the Russell 1000 Index, which tracks large-cap stocks, and 8.14% for the Russell 2000 Index, which measures the return of small-cap stocks.3 The performance of value stocks and growth stocks was remarkably similar: The return of the Russell 1000 Value Index was 9.98%, while the Russell 1000 Growth Index had a return of 9.73%.4

1 The Standard &; Poor's 500 (S&;P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the index had an approximate market capitalization of $13.7 billion.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

3 The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $13.0 billion; the median market capitalization was approximately $4.6 billion. The smallest company in the index had an approximate market capitalization of $1.8 billion.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the index had an approximate market capitalization of $1.8 billion.

4 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

5 Gross domestic product (GDP) is the total market value of all final goods and services produced in a country in a given year. Real GDP is GDP adjusted for inflation.

The economy appears to be somewhat stronger than might be expected at this stage of an expansion. Gross domestic product (GDP) has expanded for 16 consecutive quarters, beginning in the fourth quarter of 2001, and real GDP has increased at a rate of more than 3% for nearly three years.5 However, debt creation, which has been the source of much of the growth, may be a drag on the economy in the months ahead. High levels of consumer debt, together with the effect of rising energy prices on consumer sentiment, raise major questions about whether consumers can continue the level of spending that has been a major driver of the expansion.

Business trends were reasonably strong over the last year. Corporate profits increased during 2005, and business investment in capital projects and information technology continued to increase. Manufacturing activity has risen, and productivity continued to improve.

Perhaps the most puzzling aspect of the current economic environment is the relationship between interest rates and inflation. Expressing concern about inflation, the Federal Reserve Board (the Fed) has been raising short-term rates steadily since June 2004, but long-term rates, as measured by the yield on 10-year US Treasury notes, remain near historic lows. What this tells us is that the bond market believes that economic growth will slow before inflation becomes a serious issue. In a statement that accompanied the December rate increase, the Fed gave some indication that the period of tightening may be coming to an end, but it will likely be several months before we have a clear indication of any change in Fed policy.

Q:  Since this is a new fund, will you explain how it is managed?

A:  This fund seeks long-term growth of capital by investing in the stocks of mid-cap companies that we believe are undervalued but have favorable prospects for appreciation. We define mid-cap companies as those that have a market capitalization similar to the Russell Midcap Value Index, which has an average market capitalization of $4.7 billion as of the last reconstitution, at mid-year 2005.

We begin the selection process by identifying mid-cap stocks with below-market price-to-earnings ratios. We then compare the stock price of each company with its book value, cash flow and dividend yield to identify those companies that are financially sound and appear to have a strong potential for long-term capital appreciation and dividend growth. We assemble a portfolio of the most attractive stocks, drawing on analysis of the outlook for the economy as a whole and for various industries and sectors.

We may favor securities from different sectors and industries at different times, while maintaining variety in terms of industries and companies represented.

We will normally sell a stock when it reaches a target price, when it no longer qualifies as a mid-cap company, or when fundamental factors change or other investments offer better opportunities.

Q:  How did the fund perform in its first four months?

A:  For this brief period from the fund's commencement of operations, August 2, 2005, through November 30, 2005, the fund's Class A shares return was 0.40%, below the returns of its benchmarks. (Returns are unadjusted for sales charges of 5.75%. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results.) For this period, the S&;P Midcap 400/Barra Value Index had a return of 0.88%; the Russell Midcap Value Index returned 0.92%; and the average return of the Lipper Mid-Cap Value Funds group was 0.54%.6

6 The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

The S&;P Midcap 400/Barra Value Index: A stock's categorization as either "growth" or "value" is determined by its book-to-price ratio. Using this measure, the S&;P 400 Index is split into two mutually exclusive sets, each of which comprises roughly half of the index's total market capitalization. The S&;P Midcap 400/Barra Value Index contains stocks with higher book-to-price ratios, whereas the S&;P Midcap 400/Barra Growth Index includes stocks whose book-to-price ratios are lower. Like the parent index from which they are derived, the growth and value indexes are market capitalization-weighted.

The Lipper Mid-Cap Value Funds category is a group of mutual funds that invest at least 75% of their assets in stocks with lower forecasted growth values than the overall market.

Index returns assume the reinvestment of all distributions, and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index or Lipper category.

Q:  What were the major detriments to the fund's early performance?

A:  The fund has a sizable overweight in energy, which was positive in August and September, but hurt performance in October and November, when energy prices dropped somewhat.7 The energy holding that detracted most from performance was ConocoPhillips, an integrated oil company, while holdings that were up included Sunoco, Inc., a manufacturer and marketer of petroleum and petrochemical products; Chesapeake Energy Corp., an oil and gas exploration company; and oil refiner and marketer Tesoro Corp.

7 An "underweight" means that a fund holds a lower weighting in a given sector compared with its benchmark index. An "overweight" means that a fund holds a higher weighting in a given sector.

Several health care holdings were among our best performers. These included Biovail Corp. (not held by the fund at the end of the reporting period), a specialty pharmaceutical firm that provides advanced drug delivery techniques, and Caremark Rx, Inc., a health care services provider.

One of the top contributors to relative performance was Companhia Vale do Rio Doce (ADR), a Brazilian company that is the world's leading iron ore miner. Producers of basic materials such as this should benefit as world economies expand. Other holdings that performed especially well were software company Siebel Systems, Inc. and investment bank Goldman Sachs Group Inc. (not held by the fund at the end of the reporting period). Another positive was an underweight in the consumer discretionary sector, which we have maintained in the belief that consumer spending is likely to slow.

Performance was hurt by several holdings in the financials sector. These included Novastar Financial, Inc. (REIT) and Aames Investment Corp. (REIT), which are real estate investment trusts that invest in subprime mortgages. We consider these stocks underpriced, apparently on investor concerns about the possibility of mortgage defaults. Other detractors included retail banks R &; G Financial Corp. and Doral Financial Corp. (not held by the fund at the end of the reporting period); we have added to our position in R &; G, which we believe offers a good value, but have eliminated Doral Financial Corp., based on concerns about a balance sheet valuation issue.

Q:  Do you have other comments for shareholders?

A:  The cornerstone of our contrarian value investing philosophy is to seek companies that are financially sound but have fallen out of favor with the investing public, and we are glad to offer investors an opportunity to benefit from the success of this philosophy as applied to the mid-cap arena. We have confidence in our time-tested approach of identifying companies with solid long-term earnings growth prospects, below-market price-to-earnings ratios and above-market dividend yields. We believe this approach can help shareholders achieve their long-term investment goals by providing the potential for better risk-adjusted returns than the broader market over time. We urge investors to take a long-term view and to avoid reacting to the fluctuations that are an inevitable element of equity investing.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2005

Asset Allocation	11/30/05

Common Stocks	97%
Cash Equivalents	3%
100%
Sector Diversification (As a % of Common Stocks)	11/30/05

Financials	24%
Health Care	22%
Energy	16%
Industrials	13%
Consumer Staples	7%
Consumer Discretionary	7%
Information Technology	5%
Materials	4%
Utilities	2%
100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2005 (23.8% of Net Assets)
1. Medco Health Solutions, Inc. Providers of health care services	2.9%
2. Quest Diagnostics, Inc. Operator of a clinical testing laboratory	2.9%
3. Caremark Rx, Inc. Provider of pharmaceutical services in the United States	2.8%
4. Cardinal Health, Inc. Distributor of pharmaceutical-related products and services	2.6%
5. ConocoPhillips Producer of petroleum and other natural gases	2.3%
6. CIT Group, Inc. Operator of an investment management firm	2.3%
7. Ventas, Inc. Investor in long-term health care facilities	2.1%
8. Fisher Scientific International, Inc. Provider of laboratory supplies, equipment and related services	2.1%
9. Bank of America Corp. Provider of commercial banking services	2.0%
10. Bear Stearns Companies, Inc. Provider of investment banking and securities brokerage services	1.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2005

	Shares	Value ($)

Common Stocks 93.7%
Consumer Discretionary 6.5%
Hotels Restaurants &; Leisure 1.4%
GTECH Holdings Corp.	4,100	125,460
Household Durables 0.5%
Mohawk Industries, Inc.*	500	43,990
Specialty Retail 4.3%
AutoZone, Inc.*	900	80,154
Mettler-Toledo International, Inc.*	900	51,372
The Sherwin-Williams Co.	2,500	109,600
TJX Companies, Inc.	6,700	150,147
		391,273
Textiles, Apparel &; Luxury Goods 0.3%
Columbia Sportswear Co.*	600	27,888
Consumer Staples 6.8%
Food Products 2.9%
Archer-Daniels-Midland Co.	3,700	87,209
Del Monte Foods Co.*	9,400	92,872
Tyson Foods, Inc. "A"	5,000	84,150
		264,231
Tobacco 3.9%
Loews Corp. — Carolina Group	1,700	68,425
Reynolds American, Inc.	1,700	151,334
Universal Corp.	1,000	40,380
UST, Inc.	2,500	96,450
		356,589
Energy 14.8%
Oil, Gas &; Consumable Fuels
Amerada Hess Corp.	300	36,756
Anadarko Petroleum Corp.	800	72,488
Apache Corp.	1,000	65,280
Chesapeake Energy Corp.	5,500	159,225
ConocoPhillips	3,500	211,785
Houston Exploration Co.*	1,400	76,524
Murphy Oil Corp.	1,400	69,244
Newfield Exploration Co.*	1,050	48,573
Noble Energy, Inc.	900	33,633
Occidental Petroleum Corp.	850	67,405
Pioneer Natural Resources Co.	1,600	81,488
Pogo Producing Co.	1,950	95,550
Sunoco, Inc.	1,300	100,360
Tesoro Corp.	2,700	148,689
Valero Energy Corp.	800	76,960
		1,343,960
Financials 22.9%
Banks 7.0%
Bank of America Corp.	4,000	183,560
Commercial Capital Bancorp., Inc.	5,000	83,400
First Horizon National Corp.	800	31,136
Hancock Holding Co.	750	28,860
Marshall &; Ilsley Corp.	2,300	98,854
R &; G Financial Corp. "B"	5,500	70,015
Wachovia Corp.	2,600	138,840
		634,665
Capital Markets 3.1%
Bear Stearns Companies, Inc.	1,500	166,485
Eaton Vance Corp.	2,600	71,448
Morgan Stanley	100	5,603
T. Rowe Price Group, Inc.	500	35,975
		279,511
Diversified Financial Services 3.3%
CIT Group, Inc.	4,100	202,950
Nuveen Investments, Inc. "A"	1,700	70,482
The PMI Group, Inc.	600	24,360
		297,792
Insurance 4.3%
Ambac Financial Group, Inc.	500	38,345
American International Group, Inc.	1,400	93,996
Cincinnati Financial Corp.	3,000	133,590
Ohio Casualty Corp.	2,500	74,000
Willis Group Holdings Ltd.	1,400	52,206
		392,137
Real Estate 5.2%
Aames Investment Corp. (REIT)	400	2,400
KKR Financial Corp. (REIT)	6,400	152,000
NovaStar Financial, Inc. (REIT)	4,700	131,553
Ventas, Inc. (REIT)	6,000	189,180
		475,133
Health Care 20.6%
Health Care Equipment &; Supplies 8.0%
Beckman Coulter, Inc.	2,600	144,794
Biomet, Inc.	2,600	92,612
Fisher Scientific International, Inc.*	2,900	186,992
Hillenbrand Industries, Inc.	800	38,880
Kinetic Concepts, Inc.*	2,900	112,955
Thermo Electron Corp.*	4,900	151,165
		727,398
Health Care Providers &; Services 12.6%
Cardinal Health, Inc.	3,700	236,615
Caremark Rx, Inc.*	5,000	256,950
Medco Health Solutions, Inc.*	4,900	262,885
Quest Diagnostics, Inc.	5,200	260,468
Triad Hospitals, Inc.*	2,900	123,714
		1,140,632
Industrials 12.0%
Aerospace &; Defense 1.3%
Alliant Techsystems, Inc.*	1,100	83,468
L-3 Communications Holdings, Inc.	500	37,250
		120,718
Commercial Services &; Supplies 2.1%
R.R. Donnelley &; Sons Co.	3,600	123,120
West Corp.*	1,700	67,439
		190,559
Electrical Equipment 2.4%
AMETEK, Inc.	1,300	55,393
Cooper Industries Ltd. "A"	1,000	72,740
General Cable Corp.*	5,000	90,750
		218,883
Machinery 4.9%
Eaton Corp.	1,450	92,394
Ingersoll-Rand Co., Ltd. "A"	1,400	55,482
ITT Industries, Inc.	400	43,504
PACCAR, Inc.	1,100	79,046
Parker-Hannifin Corp.	600	41,046
Timken Co.	4,200	130,116
		441,588
Road &; Rail 1.3%
CSX Corp.	500	24,320
Laidlaw International, Inc.	4,100	88,642
		112,962
Information Technology 4.7%
Electronic Equipment &; Instruments 0.9%
Diebold, Inc.	2,200	85,492
IT Consulting &; Services 2.3%
Convergys Corp.*	3,500	58,100
DST Systems, Inc.*	2,500	148,675
		206,775
Software 1.5%
Siebel Systems, Inc.	5,400	56,700
Symantec Corp.*	4,500	79,515
		136,215
Materials 3.4%
Chemicals 1.1%
Scotts Miracle-Gro Co. "A"	1,000	46,920
Sigma-Aldrich Corp.	800	52,832
		99,752
Metals &; Mining 2.3%
Companhia Vale do Rio Doce (ADR)	600	26,016
Inco Ltd.	2,200	96,778
NS Group, Inc.*	2,100	86,226
		209,020
Utilities 2.0%
Electric Utilities 0.8%
PPL Corp.	1,200	35,280
Progress Energy, Inc.	900	40,302
		75,582
Gas Utilities 1.0%
Southern Union Co.*	3,700	87,320
Multi-Utilities 0.2%
PG&;E Corp.	600	22,068
Total Common Stocks (Cost $8,420,689)		8,507,593

Cash Equivalents 2.7%
Scudder Cash Management QP Trust, 4.03% (a) (Cost $240,554)	240,554	240,554
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $8,661,243)+	96.4	8,748,147
Other Assets and Liabilities, Net	3.6	329,670
Net Assets	100.0	9,077,817

* Non-income producing security.

+ The cost for federal income tax purposes was $8,662,671. At November 30, 2005, net unrealized appreciation for all securities based on tax cost was $85,476. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $249,512 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $164,036.

(a) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depository Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2005
Assets
Investments: Investments in securities, at value (cost $8,420,689)	$ 8,507,593
Investment in Scudder Cash Management QP Trust (cost $240,554)	240,554
Total investments in securities, at value (cost $8,661,243)	8,748,147
Dividends receivable	11,748
Interest receivable	1,241
Receivable for Fund shares sold	459,936
Deferred offering expenses	47,021
Due from Advisor	19,127
Other assets	365
Total assets	9,287,585
Liabilities
Payable for investments purchased	180,939
Other accrued expenses and payables	28,829
Total liabilities	209,768
Net assets, at value	$ 9,077,817
Net Assets
Net assets consist of: Undistributed net investment income	14,519
Net unrealized appreciation (depreciation) on investments	86,904
Accumulated net realized gain (loss)	(10,540)
Paid-in capital	8,986,934
Net assets, at value	$ 9,077,817

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($4,275,337 ÷ 425,836 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 10.04
Maximum offering price per share (100 ÷ 94.25 of $10.04)	$ 10.65

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,032,713 ÷ 103,080 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)

$ 10.02

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,527,108 ÷ 152,411 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)

$ 10.02
Class S Net Asset Value, offering and redemption price(a) per share ($1,621,827 ÷ 161,367 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 10.05
Institutional Class Net Asset Value, offering and redemption price(a) per share ($620,832 ÷ 61,742 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 10.06

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period August 2, 2005 (commencement of operations) to November 30, 2005
Investment Income
Dividends (net of foreign taxes withheld of $93)	$ 35,816
Interest — Scudder Cash Management QP Trust	2,715
Total Income	38,531
Expenses: Management fee	12,493
Services to shareholders	1,599
Custodian and accounting fees	44,585
Distribution service fees	6,452
Auditing	22,496
Legal	122
Directors' fees and expenses	244
Reports to shareholders	488
Registration fees	26
Organization and offering expenses	24,490
Other	868
Total expenses, before expense reductions	113,863
Expense reductions	(65,307)
Total expenses, after expense reductions	48,556
Net investment income (loss)	(10,025)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(10,540)
Foreign currency related transactions	54
(10,486)
Net unrealized appreciation (depreciation) during the period on investments	86,904
Net gain (loss) on investment transactions	76,418
Net increase (decrease) in net assets resulting from operations	$ 66,393

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	For the Period Ended November 30, 2005*
Operations: Net investment income (loss)	$ (10,025)
Net realized gain (loss) on investment transactions	(10,486)
Net unrealized appreciation (depreciation) during the period on investment transactions	86,904
Net increase (decrease) in net assets resulting from operations	66,393
Fund share transactions: Proceeds from shares sold	9,044,345
Cost of shares redeemed	(32,926)
Redemption fees	5
Net increase (decrease) in net assets from Fund share transactions	9,011,424
Increase (decrease) in net assets	9,077,817
Net assets at beginning of period	—
Net assets at end of period (including undistributed net investment income of $14,519)	$ 9,077,817

* For the period from August 2, 2005 (commencement of operations) to November 30, 2005.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)
Net realized and unrealized gain (loss) on investment transactions	.05
Total from investment operations	.04
Redemption fees	.00***
Net asset value, end of period	$ 10.04
Total Return (%)[c,d]	.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4
Ratio of expenses before expense reductions (%)	6.68*
Ratio of expenses after expense reductions (%)	2.81*
Ratio of net investment income (loss) (%)	(.51)*
Portfolio turnover rate (%)	10

[a] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.

[b] Based on average shares outstanding during period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)
Net realized and unrealized gain (loss) on investment transactions	.05
Total from investment operations	.02
Redemption fees	.00***
Net asset value, end of period	$ 10.02
Total Return (%)[c,d]	.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses before expense reductions (%)	7.41*
Ratio of expenses after expense reductions (%)	3.51*
Ratio of net investment income (loss) (%)	(1.21)*
Portfolio turnover rate (%)	10

[a] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)
Net realized and unrealized gain (loss) on investment transactions	.05
Total from investment operations	.02
Redemption fees	.00***
Net asset value, end of period	$ 10.02
Total Return (%)[c,d]	.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses before expense reductions (%)	7.46*
Ratio of expenses after expense reductions (%)	3.51*
Ratio of net investment income (loss) (%)	(1.21)*
Portfolio turnover rate (%)	10

[a] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)***
Net realized and unrealized gain (loss) on investment transactions	.05
Total from investment operations	.05
Redemption fees	.00***
Net asset value, end of period	$ 10.05
Total Return (%)[c]	.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses before expense reductions (%)	6.38*
Ratio of expenses after expense reductions (%)	2.46*
Ratio of net investment income (loss) (%)	(.16)*
Portfolio turnover rate (%)	10

[a] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)***
Net realized and unrealized gain (loss) on investment transactions	.06
Total from investment operations	.06
Redemption fees	.00***
Net asset value, end of period	$ 10.06
Total Return (%)[c]	.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.6
Ratio of expenses before expense reductions (%)	6.38*
Ratio of expenses after expense reductions (%)	2.46*
Ratio of net investment income (loss) (%)	(.16)*
Portfolio turnover rate (%)	10

[a] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder-Dreman Mid Cap Value Fund (the ``Fund'') is a diversified series of Scudder Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. On August 2, 2005, the Fund commenced offering Class A, B, C, S and Institutional Class shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information for further information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, service to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2005, the Fund had a net tax basis capital loss carryforward of approximately $9,100 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2013 ($9,100), the expiration date, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 14,519
Capital loss carryforwards	$ (9,100)
Net unrealized appreciation (depreciation) on investments	$ 85,476

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and are being amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as a reduction of costs of investments and/or realized gain.

B. Purchases and Sales of Securities

During the period August 2, 2005 (commencement of operations) to November 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $8,977,418 and $546,109, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, 0.72% of the next $750 million of such net assets, 0.70% of the next $1.5 billion of such net assets, 0.68% of the next $1.5 billion of such net assets, and 0.66% of such net assets in excess of $4.0 billion, computed and accrued daily and payable monthly. Dreman Value Management, L.L.C. ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund. DVM is paid by the Advisor for its services.

Effective August 2, 2005 (commencement of operations) through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.35%, 2.05%, 2.05%, 1.00% and 1.00% of average daily net assets for Class A, B, C, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

Under this arrangement, for the period August 2, 2005 (commencement of operations) to November 30, 2005, the Advisor waived $12,493 of Management Fees, which resulted in an annualized effective rate of 0.00% of the Fund's average daily net assets. In addition, for the period August 2, 2005 (commencement of operations) to November 30, 2005, the Advisor reimbursed $11,881 of other expenses for the Fund.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C and Institutional Class shares of the Fund. Scudder Service Corporation ("SSC"), also an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder services agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the period August 2, 2005 (commencement of operations) to November 30, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2005
Class A	$ 628	$ —	$ 486
Class B	210	90	46
Class C	362	212	118
Class S	188	188	—
Institutional Class	122	100	67
	$ 1,510	$ 590	$ 717

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period August 2, 2005 (commencement of operations) to November 30, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $40,048, all of which is waived.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period August 2, 2005 (commencement of operations) to November 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2005
Class B	$ 1,705	$ 509
Class C	2,040	723
	$ 3,745	$ 1,232

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period August 2, 2005 (commencement of operations) to November 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2005	Annualized Effective Rate
Class A	$ 1,467	$ 1,102.25%
Class B	568	527.25%
Class C	672	672.25%
	$ 2,707	$ 2,301

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the period August 2, 2005 (commencement of operations) to November 30, 2005, aggregated $6,462.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the period August 2, 2005 (commencement of operations) to November 30, 2005, SDI received $3,300.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the period August 2, 2005 (commencement of operations) to November 30, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $4,680, all of which is unpaid at November 30, 2005.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the period August 2, 2005 (commencement of operations) to November 30, 2005, the custodian fee was reduced by $295 for custodian credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended November 30, 2005*
	Shares	Dollars
Shares sold
Class A	427,691	$ 4,249,371
Class B	103,429	1,029,168
Class C	152,411	1,516,597
Class S	162,457	1,632,209
Institutional Class	61,742	617,000
		$ 9,044,345
Shares redeemed
Class A	(1,855)	$ (18,469)
Class B	(349)	(3,461)
Class S	(1,090)	(10,996)
		$ (32,926)
Redemption fees		$ 5
Net increase (decrease)
Class A	425,836	$ 4,230,904
Class B	103,080	1,025,708
Class C	152,411	1,516,598
Class S	161,367	1,621,214
Institutional Class	61,742	617,000
		$ 9,011,424

* For the period August 2, 2005 (commencement of operations) to November 30, 2005.

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

G. Subsequent Event

Effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank's mutual fund operations around the globe. On February 6, 2006, the funds will be listed as part of the DWS fund family under the letter "D" in the mutual fund listing section of the newspapers. In addition, the Web site for all Scudder funds will change to www.dws-scudder.com.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Scudder Value Series, Inc. and Shareholders of Scudder-Dreman Mid Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Scudder-Dreman Mid Cap Value Fund, one of a series of Scudder Value Series, Inc. (the "Corporation"), including the portfolio of investments, as of November 30, 2005, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period August 2, 2005 (commencement of operations) to November 30, 2005. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Corporation's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder-Dreman Mid Cap Value Fund at November 30, 2005, the results of its operations, the changes in its net assets, and the financial highlights for the period August 2, 2005 (commencement of operations) to November 30, 2005, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 20, 2006
Tax Information (Unaudited)

For federal income tax purposes, the Fund designates approximately $39,500, or the maximum amount allowable under law, as qualified dividend income.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about our account, please call 1-800-621-1048.

Investment Management Agreement Approval

Board Considerations in Connection with the Approval of the Investment Management Agreement for Scudder-Dreman Mid Cap Value Fund

The Board of Directors approved the Fund's advisory contract at a meeting held on July 20, 2005. The Board, including the Independent Directors, received comprehensive materials from the Advisor and from independent sources relating to the management fees to be charged and services to be provided, including information about (i) the nature, extent and quality of services to be provided by the Advisor, including information with respect to administrative services to be provided under the investment management agreement and compliance with legal requirements; (ii) the proposed management fees and expense ratios of the Fund relative to peer groups; (iii) the level of the Advisor's estimated profits with respect to the management of the Fund, including the methodology used to allocate costs among funds advised by the Advisor and an attestation report from an accounting firm as to the methodology employed; (iv) the investment performance of the subadvisor in other products managed by it; (v) expected fallout benefits to the Advisor from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of the Advisor; (vi) the potential incidental benefits to the Advisor and its affiliates, the Fund and their shareholders; and (vii) general information about the Advisor and the subadvisor.

Nature, Extent and Quality of Services and Investment Performance. The Board reviewed the nature, extent and quality of the administrative, legal and other services to be provided by the Advisor. The Board also reviewed the subadvisor's investment performance for other products. In particular, the Board considered the investment performance of the subadvisor in the Dreman High Opportunity Mid Cap Value Fund, a proprietary fund that follows an investment strategy similar to the Fund's.

Fees and Expenses. The Board considered the Fund's proposed management fee rates and expense ratios relative to peer group data. The Board considered that the proposed fees were within a reasonable range of the peer group and that the Advisor and subadvisor agreed to cap expenses and waive fees for three years to cap the Fund's expense ratio at a certain limit. The Board also considered the Fund's proposed management fee rates as compared to the management fee rates of all other investment companies that are both managed by the Advisor and subadvised by the subadvisor. The Advisor represented and the Board considered, that the proposed management fee rates were reasonable and competitive for the nature and quality of services expected to be provided.

Profitability. The Board considered the estimated level of the Advisor's profits with respect to the proposed management of the Fund, including a review of the Advisor's expected methodology in allocating its costs to the management of the Fund. The Board considered the profits expected to be realized by the Advisor in connection with the operation of the Fund and whether the amount of estimated profit is a fair entrepreneurial profit for the management of the Fund.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the proposed management of the Fund and whether the Fund will benefit from any economies of scale. The Board considered whether the proposed management fee rate is reasonable in relation to the expected asset size of the Fund. The Board noted that the proposed investment management fee included four breakpoints, designed to share economies of scale with the shareholders.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services to be performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits expected to be received by the Advisor and its affiliates.

Board Considerations in Connection with the Approval of the Subadvisory Agreement

The Board of Directors approved the Subadvisory Agreement between the Advisor and DVM on July 20, 2005. The Board, as a whole and the Independent Directors, separately, met to consider the proposed Subadvisory Agreement with respect to the Fund. In determining whether to approve the Subadvisory Agreement, the Independent Directors and the Board considered various factors and reviewed various materials furnished by the Advisor and the Subadvisor, including (i) the nature, extent and quality of services to be provided by the Subadvisor, including information with respect to portfolio management services to be provided; (ii) the investment performance of the Subadvisor in other products managed by it, including the investment performance of the Subadvisor in the Dreman High Opportunity Mid Cap Value Fund, a proprietary fund that follows an investment strategy similar to the Fund's; (iii) the proposed subadvisory fee rate; and (iv) the potential incidental benefits to the Subadvisor and its affiliates.

Nature, Extent and Quality of Services and Investment Performance. The Board reviewed the Subadvisor's investment performance for other products. In particular, the Board considered the investment performance of the Subadvisor in the Dreman High Opportunity Mid Cap Value Fund, a proprietary fund that follows an investment strategy similar to the Fund's, measured against appropriate benchmarks. The Board also considered the knowledge and experience of the investment professionals expected to be responsible for the day-to-day management of the Fund.

Fees. In reviewing the subadvisory fee rate proposed under the Subadvisory Agreement, the Board considered the proposed subadvisory fee rate as compared to the subadvisory fee rates of all other investment companies that are both managed by the Advisor and subadvised by the Subadvisor. The Board also considered that the Advisor is responsible for any payment of fees to the Subadvisor.

Profitability. The Board members determined not to seek an estimate of the level of profit to the Subadvisor under the Subadvisory Agreement given the start-up nature of the Fund and the undertaking to provide expense caps.

Economies of Scale. The Board members considered whether there will be economies of scale with respect to the proposed management of the Fund and whether the Fund will benefit from any economies of scale. They considered whether the subadvisory fee rate is reasonable in relation to the expected asset size of the Fund, and noted that the subadvisory fee includes one breakpoint.

Other Benefits to the Subadvisor. The Board members also considered the character and amount of other incidental benefits expected to be received by the Subadvisor. They noted that the Subadvisor agreed to adhere to DeAM's Soft Dollar Policy for the Fund, which includes an agreement that the Subadvisor will not use Fund brokerage transactions to pay for research services generated by parties other than the executing broker-dealer.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of November 30, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Director's term of office extends until the next shareholders' meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Director, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe &; Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire &; Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		71
John W. Ballantine (1946) Director, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	71
Lewis A. Burnham (1933) Director, 1977-present	Retired; formerly, Director of Management Consulting, McNulty &; Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	66
Donald L. Dunaway (1937) Director, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	71
James R. Edgar (1946) Director, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo &; Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71
Paul K. Freeman (1950) Director, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71
Robert B. Hoffman (1936) Director, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	71
William McClayton (1944) Director, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71
Robert H. Wadsworth (1940) Director, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

* Inception date of the corporation which was the predecessor to the L.L.C.

		74
John G. Weithers (1933) Director, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	66
Interested Director and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[4] (1942) Director, 2004-present	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	120
Vincent J. Esposito[4] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett &; Co. LLC (1998-2003)	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

n/a
Elisa D. Metzger[4] (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: Two International Place, Boston, Massachusetts 02110

6 Address: One South Street, Baltimore, Maryland 21202

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	MIDVX	MIDYX	MIDZX	MIDIX
CUSIP Number	81123U-691	81123U-683	81123U-675	81123U-659
Fund Number	417	617	717	1417

For shareholders of Class S Shares

Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	MIDTX
Fund Number	117
Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, November 30, 2005, Scudder Value Series, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        SCUDDER DREMAN MID CAP VALUE FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The  following  table  shows the  amount of fees that  Ernst  &  Young,  LLP
("E&Y"),  the Fund's auditor,  billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit  Committee  approved  in  advance  all audit  services  and  non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
November 30       to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005             $19,125              $0            $3,375              $0
--------------------------------------------------------------------------------
2004*              N/A                $0              N/A               $0
--------------------------------------------------------------------------------

* Fund commenced operations on 8/1/05

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows the amount of fees  billed by  E&Y to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 November 30           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                  $406,000               $70,570                 $0
--------------------------------------------------------------------------------
2004                  $281,500                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal  controls,  agreed upon procedures and additional related procedures and the above "Tax Fees" were billed in connection with  consultation services and agreed upon procedures..

                                       1

Non-Audit Services

The  following  table shows the amount of fees that  E&Y  billed  during the
Fund's last two fiscal years for non-audit  services.  For  engagements  entered into on or after May 6, 2003,  the Audit  Committee  pre-approved  all non-audit services that E&Y  provided to the Adviser and any  Affiliated  Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee  requested and received  information  from E&Y about any non-audit  services that E&Y  rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee  considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 November 30      (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------
2005            $3,375        $70,570              $40,586         $114,531
--------------------------------------------------------------------------------
2004              n/a            $0               $386,601         $386,601
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management  and  process  improvement  initiatives  for DeIM and  other  related entities that provide support for the operations of the fund.

                                       ***

E&Y  recently advised the Fund's Audit Committee that various E&Y member firms  provided  certain  non-audit  services  to  Deutsche  Bank  entities  and affiliates  (collectively,  the "DB entities")  between 2004 and 2005 that raise issues under the SEC auditor  independence rules. The DB entities are within the
"Investment  Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit  Committee that in connection  with providing  monthly payroll  services to employees of certain DB entities  from May 2003 to February
2005,  a member  firm in Chile  ("E&Y  Chile")  received  funds  from the DB entities  that went into an E&Y  trust  account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit  Committee  that handling those funds was in violation of Rule
2-01 of Regulation S-X.

                                       2

E&Y also  advised the Audit  Committee  that in  connection  with  providing certain  services in  assisting a DB entity with  various  regulatory  reporting requirements,  a  member  firm in  France  ("E&Y  France")  entered  into an engagement with the DB entity that resulted in E&Y France staff  functioning under the direct responsibility and direction of a DB entity supervisor. E&Y advised the Audit Committee that, although the services provided were "permitted services" under Rule 2-01 of Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(4)(vi)  provides that an  accountant's  independence is impaired if the accountant acts as an employee of an audit client.)

The Audit  Committee  was informed  that E&Y  Chile  received  approximately
$11,724 and E&Y France received approximately $100,000 for the services they provided  to the DB  entities.  E&Y  advised  the  Audit  Committee  that it conducted  an  internal  review of the  situation  and, in view of the fact that similar expatriate tax compliance  services were provided to a number of E&Y audit clients  unrelated to DB or the Fund,  E&Y has advised the SEC and the
PCAOB of the  independence  issues arising from those services.  E&Y advised the Audit  Committee  that E&Y  believes  its  independence  as  independent registered  public  accounting  firm for the Fund was not  impaired  during  the period the services were provided. In reaching this conclusion,  E&Y noted a number of factors, including that none of the E&Y personnel who provided the non-audit  services to the DB entities  were  involved in the provision of audit services  to the Fund,  the  E&Y  professionals  responsible  for the Fund's audits were not aware that these  non-audit  services  took place,  and that the fees charged were not  significant to E&Y  overall or to the fees charged to the  Investment  Company  Complex.  E&Y also noted that E&Y  Chile is no longer providing these services and that the E&Y France  engagement has been restructured.

                                       3

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder-Dreman Mid Cap Value Fund, a series
                                    of Scudder Value Series, Inc.

By:                                 /s/Vincent J. Esposito
                                    ----------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder-Dreman Mid Cap Value Fund, a series
                                    of Scudder Value Series, Inc.

By:                                 /s/Vincent J. Esposito
                                    ----------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 31, 2006

By:                                 /s/Paul Schubert
                                    ----------------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 31, 2006